                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                DECEMBER 31, 2001


                           MONARCH DENTAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)



                 DELAWARE                         0-22835                      51-0363560
       (State or Other Jurisdiction          (Commission File                 (IRS Employer
             of Incorporation)                    Number)                  Identification No.)



   TOLLWAY PLAZA II, 15950 NORTH DALLAS PARKWAY, SUITE #825, DALLAS, TX 75248
              (Address of Principal Executive Offices and Zip Code)



       Registrant's telephone number, including area code: (972) 361-8420

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On December 31, 2001, Monarch Dental Corporation ("Monarch") sold its Wisconsin operations, including one office located in Minnesota, to Midwest Dental, Inc., a company formed by the investment firm of Bayview Capital Partners LP, of Minneapolis, Minnesota and the current management personnel of the Wisconsin operations. The Wisconsin operations consisted of Midwest Dental Care, Mondovi, Inc., Midwest Dental Care, Sheboygan, Inc., Midwest Dental Management, Inc. and a 79% interest in Midwest Dental Plan, Ltd. The sale price for this transaction was approximately $9.7 million in cash, of which approximately $9.5 million was paid at closing and $150,000 was placed in escrow for eighteen-months to satisfy potential indemnification claims. This transaction is also subject to a post-closing purchase price adjustment based upon a determination of the actual working capital of the Wisconsin operations at closing. Monarch used $9.3 million of the sales proceeds from this transaction to repay indebtedness under its existing credit facility.

         The disposition of the Wisconsin operations was completed pursuant to a Stock Purchase Agreement pursuant to which Monarch sold to Midwest Dental, Inc. all of the outstanding shares of the capital stock of Midwest Dental Care, Mondovi, Inc., Midwest Dental Care, Sheboygan, Inc. and Midwest Dental Management, Inc. Midwest Dental Management, Inc. is the legal owner of the 79% interest in Midwest Dental Plan, Ltd.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      PRO FORMA FINANCIAL INFORMATION

                     Unaudited pro forma consolidated statements of income of Monarch Dental Corporation and subsidiaries for the year ended December 31, 2000 and the nine-month period ended September 30, 2001 and the unaudited pro forma condensed consolidated balance sheet of Monarch Dental Corporation and subsidiaries as of September 30, 2001, giving pro forma effect to Monarch Dental Corporation's sale of the stock of Midwest Dental Care, Mondovi, Inc., Midwest Dental Care, Sheboygan, Inc. and Midwest Dental Management, Inc. are contained in Exhibit 99.2 attached hereto and incorporated herein by reference.

         (c)      EXHIBITS


              Exhibit No.  Description
              -----------  -----------
                  2.1      Stock Purchase Agreement by and among Monarch Dental
                           Corporation, Midwest Dental Care, Mondovi, Inc.,
                           Midwest Dental Care, Sheboygan, Inc. and Midwest
                           Dental Management, Inc. and Midwest Dental, Inc.,
                           dated December 31, 2001

                  10.1     Non-Competition Agreement by and among Monarch Dental
                           Corporation, Midwest Dental, Inc., Midwest Dental

                           Management, Inc., Midwest Dental Care, Mondovi, Inc.,
                           Midwest Dental Care, Sheboygan, Inc. and Midwest
                           Dental Plan, Ltd. dated December 31, 2001

                  99.1     Press Release of Monarch Dental Corporation dated
                           December 31, 2001

                  99.2 Unaudited pro forma consolidated statements of income of Monarch Dental Corporation and subsidiaries for the year ended December 31, 2000 and the nine-month period ended September 30, 2001 and the unaudited pro forma condensed consolidated balance sheet of Monarch
                           Dental Corporation and subsidiaries as of September
                           30, 2001, giving pro forma effect to Monarch Dental
                           Corporation's sale of the stock of Midwest Dental
                           Care, Mondovi, Inc., Midwest Dental Care, Sheboygan,
                           Inc. and Midwest Dental Management, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 15, 2002                       MONARCH DENTAL CORPORATION


                                             By: /s/ W. BARGER TYGART
                                                 -------------------------------
                                             Name:  W. Barger Tygart
                                             Title: Chief Executive Officer

                                 EXHIBIT INDEX

                EXHIBIT
                NUMBER     DESCRIPTION
                -------    -----------
                  2.1      Stock Purchase Agreement by and among Monarch Dental
                           Corporation, Midwest Dental Care, Mondovi, Inc.,
                           Midwest Dental Care, Sheboygan, Inc. and Midwest
                           Dental Management, Inc. and Midwest Dental, Inc.,
                           dated December 31, 2001

                  10.1     Non-Competition Agreement by and among Monarch Dental
                           Corporation, Midwest Dental, Inc., Midwest Dental
                           Management, Inc., Midwest Dental Care, Mondovi, Inc.,
                           Midwest Dental Care, Sheboygan, Inc. and Midwest
                           Dental Plan, Ltd. dated December 31, 2001

                  99.1     Press Release of Monarch Dental Corporation dated
                           December 31, 2001

                  99.2 Unaudited pro forma consolidated statements of income of Monarch Dental Corporation and subsidiaries for the year ended December 31, 2000 and the nine-month period ended September 30, 2001 and the unaudited pro forma condensed consolidated balance sheet of Monarch
                           Dental Corporation and subsidiaries as of September
                           30, 2001, giving pro forma effect to Monarch Dental
                           Corporation's sale of the stock of Midwest Dental
                           Care, Mondovi, Inc., Midwest Dental Care, Sheboygan,
                           Inc. and Midwest Dental Management, Inc.